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                                                                   Exhibit 10.53

                                 AMENDMENT NO. 2
                                       TO
                           LOAN AND SECURITY AGREEMENT
                      DATED FEBRUARY 25, 1997 ("AGREEMENT")
                                     BETWEEN
                        U.S. DIAGNOSTIC INC. ("BORROWER")
                                       AND
                   DVI BUSINESS CREDIT CORPORATION ("LENDER")


This Amendment No. 2 ("Amendment") to the Loan and Security Agreement is made and entered into as of March 31, 1999, by and between U.S. Diagnostic Inc. ("Borrower") and DVI Business Credit Corporation ("Lender").

                                    RECITALS

         A. Borrower and Lender entered into a Loan and Security Agreement dated February 25, 1997, and all amendments thereto (collectively referred to as the "Agreement") pursuant to which Borrower obtained a revolving loan in the amount of Thirty Five Million Dollars ($35,000,000).

         B. Borrower and Lender desire to amend the terms of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are being acknowledged and affirmed, the parties hereto agree as follows:

1. The following new Section 2.12 is incorporated into the Agreement:

              "2.12 Overadvance Facility. Subject to the terms of this Agreement, Lender agrees, for so long as no Event of Default exists, to provide Borrower, and Borrower agrees to accept, overadvance financing for the purposes described herein (each advance being an "Overadvance Loan"), up to an aggregate unpaid principal amount not to exceed at any time Three Million Dollars ($3,000,000), on and subject to the following terms and conditions (the "Overadvance Facility"):

              (a) An Overadvance Loan may be made to satisfy Borrower's working capital needs to the extent they exceed the formula-determined Borrowing Base;

              (b) Each Overadvance Loan shall be due and payable in accordance with the terms of this Agreement and shall constitute Obligations secured by the Collateral;

              (c) No Guaranty shall be in default and each shall be in full force and effect at the time any Overadvance Loan is made;

              (d) Borrower will pay Lender interest on the principal amount of any Overadvance Loan outstanding at the rates provided for Loans herein; and

              (e) Except as provided to the contrary in clauses (a) through (d) above, Overadvance Loans pursuant to this Section 2.12 shall be subject to all other terms and conditions of this Agreement.

        Notwithstanding anything else herein, the total outstanding principal amount of all Loans under this Agreement shall not at any time exceed $35,000,000."


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2. The definition of "Loan Availability" in Section 1.1 of the Agreement is
deleted in its entirety and replaced with the following:

         ""Loan Availability" shall mean the lesser of (a) the Commitment Amount or (b) the sum of (i) the Borrowing Base plus (ii) the $3,000,000 maximum amount of the Overadvance Facility, minus the aggregate Advances and other monetary Obligations outstanding under this Agreement."

3. The Term set forth in Section 2.7 of the Agreement shall be extended to February 28, 2001.

4. Except as expressly amended by this Amendment, the Agreement remains in full force and effect. References to the Agreement are deemed to mean the Agreement as amended by this Amendment.

5. This Amendment may be executed in counterparts, all of which when taken together constitute one and the same instrument.

6. This Amendment is governed by and must be interpreted and construed in accordance with the laws of the State of California.

Lender is entering into this Amendment without any forbearance, and without waiver or prejudice of defaults, events of default, and any rights or remedies Lender has or may have under the Agreement and applicable law. Lender hereby expressly reserves the right to declare a default in accordance with the Agreement and exercise all of Lender's rights and remedies thereunder.

All capitalized terms used herein and not otherwise defined herein shall have the same meaning as in the Agreement. Any provision in the Amendment hereof that may be contrary to any provision of the Agreement shall prevail and override the Agreement. Except as expressly set forth herein, all other provisions of the Agreement shall remain in full force and effect. Borrower and Lender warrant to each other that this Amendment has been authorized and duly executed and is binding on all parties hereto.


BORROWER:                                       LENDER:

U.S. DIAGNOSTIC INC.                            DVI BUSINESS CREDIT CORPORATION

By: /s/ Joseph A. Paul                          By: /s/ Mark H. Idzerda
   ------------------------------------            -----------------------------

Print Name: Joseph A. Paul                      Print Name: Mark H. Idzerda
          -----------------------------                    ---------------------
Title:  President                               Title: President
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